SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

(Amendment No. 1)

_____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SCVX CORP.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED JULY 13, 2022

SCVX CORP.
A Cayman Islands Exempted Company
(Company Number 357366)
1220 L St NW, Suite 100-397
Washington, DC 20005

NOTICE OF EXTRAORDINARY GENERAL MEETING
To Be Held at 9:00 a.m. Eastern Time on July 27, 2022

TO THE SHAREHOLDERS OF SCVX CORP.:

You are cordially invited to attend the extraordinary general meeting (the “extraordinary general meeting”) of SCVX Corp., a Cayman Islands exempted company (“SCVX”), on July 27, 2022, at 9:00 a.m., Eastern Time, at the offices of Willkie Farr & Gallagher LLP located at 787 Seventh Avenue, New York, New York 10019 (only to the extent consistent with, or permitted by, applicable law and directives of public health authorities), or at such other time, on such other date and at such other place to which the meeting may be adjourned. In the interest of public health, and due to the impact of the coronavirus, we are also planning for the meeting to be held virtually over the Internet, but the physical location of the meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association. The accompanying proxy statement (the “Proxy Statement”), dated July [•], 2022, and is first being sent to shareholders of the Company on or about July [•], 2022. The sole purpose of the Extraordinary General Meeting is to:

•        consider and vote upon a proposal by special resolution (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association (the “Articles”), to extend the date by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on January 28, 2020 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Company’s board of directors (the “Board”), liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from July 28, 2022 to April 28, 2023 (the “Extension,” and such later date, the “Extended Date”); and

•        consider and vote on a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”). The Adjournment Proposal is only expected to be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal.

Both of the Extension Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Extension is to allow us more time to complete an initial business combination. Pursuant to our Articles and a special resolution adopted by our shareholders at an extraordinary general meeting held on January 25, 2022 (the “First Extension Resolution”), we have until July 28, 2022 to complete a business combination. We have identified a potential business combination target company (the “Target”) for an initial business combination. While we believe the Target is a compelling opportunity for our initial business combination and we are currently in advanced negotiations for an initial business combination involving the Target, our Board currently believes that there will not be sufficient time to complete a business combination by July 28, 2022. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders can have the chance to participate in an investment opportunity.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If the Extension Proposal is not approved and we do not consummate a business combination by July 28, 2022, as contemplated by our IPO prospectus and in accordance with our Articles and the First Extension Resolution, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares (as defined below), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined in the Investment Management Trust Agreement, dated as of January 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company), including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.

Based upon the amount in the Trust Account as of June 30, 2022, which was $38,037,700.26, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.03 at the time of the Extraordinary General Meeting. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $38,037,700.26 that was in the Trust Account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 25, 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including SCVX USA LLC (our “Sponsor”) and our directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Under the Cayman Islands Companies Act and the Articles, the approval of the Extension Proposal requires a special resolution, being the affirmative vote of the holders of at least a two-thirds majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting, and the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on June 29, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

July [•], 2022

By Order of the Board
/s/
Chairman and Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on July 27, 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/scvx/ext2022.

SCVX CORP.
A Cayman Islands Exempted Company
(Company Number 357366)
1220 L St NW, Suite 100-397
Washington, DC 20005

EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JULY 27, 2022

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of SCVX Corp. (“we,” “us,” “our” or the “Company”) will be held at 9:00 a.m. Eastern Time on July 27, 2022, at the offices of Willkie Farr & Gallagher LLP located at 787 Seventh Avenue, New York, New York 10019 (only to the extent consistent with, or permitted by, applicable law and directives of public health authorities), or at such other time, on such other date and at such other place to which the meeting may be adjourned. The sole purpose of the Extraordinary General Meeting is to:

•        consider and vote upon a proposal by special resolution (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association (the “Articles”), to extend the date by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on January 28, 2020 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Company’s board of directors (the “Board”), liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from July 28, 2022 to April 28, 2023 (the “Extension,” and such later date, the “Extended Date”); and

•        consider and vote on a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”). The Adjournment Proposal is only expected to be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal.

The purpose of the Extension is to allow us more time to complete an initial business combination. Pursuant to our Articles and the First Extension Resolution, we have until July 28, 2022 to complete a business combination. We have identified a potential business combination target company (the “Target”) for an initial business combination. While we believe the Target is a compelling opportunity for our initial business combination and we are currently in advanced negotiations for an initial business combination involving the Target, our Board currently believes that there will not be sufficient time to complete a business combination by July 28, 2022. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders can have the chance to participate in an investment opportunity.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If the Extension Proposal is not approved and we do not consummate a business combination by July 28, 2022, as contemplated by our IPO prospectus and in accordance with our Articles and the First Extension Resolution, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares (as defined below), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.

Based upon the amount in the Trust Account as of June 30, 2022, which was $38,037,700.26, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.03 at the time of the Extraordinary General Meeting. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $38,037,700.26 that was in the Trust Account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including SCVX USA LLC (our “Sponsor”) and our directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Under the Cayman Islands Companies Act and the Articles, the approval of the Extension Proposal requires a special resolution, being the affirmative vote of the holders of at least a two-thirds majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting, and the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

Our board has fixed the close of business on June 29, 2022 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 9,542,013 ordinary shares outstanding, of which 3,792,013 were public shares and 5,750,000 were founder shares.

The founder shares carry voting rights in connection with the Extension Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and current directors and officers that hold 5,750,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $15,000. We will also reimburse Morrow for reasonable out of pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated July [•], 2022 and is first being sent to shareholders on or about July [•], 2022.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.

Q. Why am I receiving this Proxy Statement?

A.   We are a blank check company incorporated on November 15, 2019 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On January 28, 2020, we consummated our IPO from which we derived gross proceeds of $230,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date. On January 25, 2022 our shareholders approved the First Extension Resolution, pursuant to which the time we had to complete a business combination was extended from January 28, 2022 to July 28, 2022. In connection with passing the First Extension Resolution, the holders of our Class A Ordinary Shares were permitted to redeem their shares. In total, approximately 84% of our Class A Ordinary Shareholders elected to redeem, resulting in us paying $192,552,554 from the Trust Account. Our Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders can have the chance to participate in an investment opportunity.

Further, if the Extension Proposal is approved our Extended Date will be April 28, 2023, 39 months from when we completed our IPO, which is longer than is typical for a special purpose acquisition company. As disclosed in the registration statement filed in connection with our IPO, had our IPO been conducted as a Rule 419 Offering, funds held in our trust account would have been returned to investors 18 months after the effective date of our registration statement had we not completed an acquisition prior to such period.

Q. What is being voted on?

A.    You are being asked to vote on:

•    a proposal by special resolution to extend the date by which the Company must consummate a business combination from July 28, 2022 to April 28, 2023; and

•    a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $38,037,700.26 that was in the Trust Account as of June 30, 2022. In such event, we may need to obtain additional funds to complete the an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Proposal is not approved and we do not consummate a business combination by July 28, 2022, as contemplated by our IPO prospectus and in accordance with our Articles and the First Extension Resolution, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why is the Company proposing the Extension Proposal?

A.    Our Articles and the First Extension Resolution provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before July 28, 2022. As we explain below, we may not be able to complete an initial business combination by that date.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles and the First Extension Resolution provide that we have until July 28, 2022 to complete a business combination. We have identified a Target for an initial business combination. While we believe the Target is a compelling opportunity for our initial business combination and we are currently in advanced negotiations for an initial business combination involving the Target, our Board currently believes that there will not be sufficient time to complete a business combination by July 28, 2022. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date that we have to sign and consummate a business combination to the Extended Date in order that our shareholders can have the chance to participate in an investment opportunity. Our Board has determined that an extension period of nine months is appropriate in order to provide for sufficient time to consummate the contemplated acquisition, as our Board believes that it could take more than six months between the signing and closing of a business combination given current timelines of other business combinations and taking into account the potential length of the preparation and SEC review of the proxy statement/registration statement to be filed in connection therewith.

Accordingly, our Board is proposing the Extension Proposal to extend the date by which we must (i) consummate a business combination; (ii) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (iii) redeem all the public shares, from July 28, 2022 to April 28, 2023.

Q. Why should I vote “FOR” the Extension Proposal?

A.    Our Articles and the First Extension Resolution provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before July 28, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles and the First Extension Resolution was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles and the First Extension Resolution.

Our Board believes current circumstances and negotiation warrant providing those who believe a potential business combination to be an attractive investment with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Whether a holder of public shares votes in favor of or against the Extension Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Extension Proposal.
Q. Why should I vote “FOR” the Adjournment Proposal?

A.    If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q. When would the Board abandon the Extension Proposal?	A. Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal.

Q. How do the Company insiders intend to vote their shares?	A. Our Sponsor and current directors and officers own an aggregate of 5,750,000 founder shares. Such founder shares represent approximately 60.3% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and current directors and officers that they intend to vote in favor of the Extension Proposal and the Adjournment Proposal.

Q. What vote is required to adopt the Extension Proposal?

A.    The approval of the Extension Proposal requires a special resolution under the Cayman Islands Companies Act and the Articles, being the affirmative vote of the holders of at least a two-thirds majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 4,771,007 ordinary shares would be required to achieve a quorum. Our Sponsor and current directors and officers own an aggregate of 5,750,000 founder shares, which represent approximately 60.3% of our issued and outstanding ordinary shares. Therefore, the shares held by our Sponsor and current directors and officers are sufficient to constitute a quorum.

Assuming all of the issued and outstanding ordinary shares are voted at the Extraordinary General Meeting, the Extension Proposal will be approved if 547,729 of the outstanding Class A ordinary shares are voted in favor. If the minimum number of holders required to constitute a quorum are present at the Extraordinary General Meetings, then the Extension Proposal will be approved even if none of the outstanding Class A ordinary shares are voted in favor. The shares held by our Sponsor and current directors and officers are sufficient to approve the Extension Proposal without any Class A ordinary shares voted in favor if 8,712,121 or fewer ordinary shares are voted at the Extraordinary General Meeting. Our Sponsor and current directors and officers intend to vote in favor of the Extension Proposal and the Adjournment Proposal.

Q. What vote is required to approve the Adjournment Proposal?

A.    The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q. What if I do not want to vote “FOR” the Extension Proposal?

A.    If you do not want the Extension Proposal to be approved, you must vote “AGAINST” the proposals. If the Extension Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Extension Proposal.

Q. How are the funds in the Trust Account currently being held?

A.    With respect to the regulation of special purpose acquisition companies (“SPACs”) such as the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering in January 2020, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), on July 13, 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of a business combination and liquidation of the Company.

Q. Is the Company subject to the Investment Company Act of 1940?

A.    As indicated above, the Company completed its initial public offering in January 2020 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 30 months). On March 30, 2022, the SEC issued the SPAC Rule Proposals, which would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Because we have been searching for a target business with which to consummate a business combination since January 2020, we would fall outside the scope of the proposed safe harbor of the SPAC Rule Proposals.

The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company such as ours, that does not complete its initial business combination within the proposed time frame set forth in the SPAC Rule Proposals. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Q. What happens if the Extension Proposal is not approved?

A.    Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by July 28, 2022, as contemplated by our IPO prospectus and in accordance with our Articles and the First Extension Resolution, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. If the Extension Proposal is approved, what happens next?

A.    We will continue our efforts to complete an initial business combination. Upon approval of the Extension Proposal by the requisite number of votes, the Extension will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our directors as a result of their ownership of the founder shares.

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal is not approved?

A.    If the Extension Proposal is not approved and we have not consummated a business combination by July 28, 2022, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal is approved?

A.    If the Extension Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A.    Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

Q. How do I change my vote?

A.    You may change your vote by sending a later-dated, signed proxy card to our Secretary at SCVX Corp., 1220 L St. NW, Suite 100-397, Washington, DC 20005, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?

A.    Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Proposal must be approved as special resolution, being the affirmative vote of the holders of at least a two-thirds majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting, and the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.    No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a quorum requirement?

A.    A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 4,771,007 ordinary shares would be required to achieve a quorum. Our Sponsor and current directors and officers own an aggregate of 5,750,000 founder shares, which represent approximately 60.3% of our issued and outstanding ordinary shares. Therefore, the shares held by our Sponsor and current directors and officers are sufficient to constitute a quorum. Our Sponsor and current directors and officers intend to vote in favor of the Extension Proposal and the Adjournment Proposal.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q. Who can vote at the Extraordinary General Meeting?

A.    Only holders of record of our ordinary shares at the close of business on June 29, 2022 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On this record date, 9,542,013 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Extension Proposal and the Adjournment Proposal?

A.    Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Proposal and the Adjournment Proposal.

Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A.    Our Sponsor, directors and officers will benefit from the proposals and the consummation of a business combination, and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a shareholder. These interests include, among other things:

•   the fact that our Sponsor, directors and officers have agreed not to redeem any of their shares in connection with a shareholder vote to approve a business combination;

•   the fact that our Sponsor paid an aggregate of $25,000 for 5,750,000 Class B ordinary shares, all of which are currently owned by the Sponsor, directors and officers. As a result, our Sponsor, directors and officers will have rates of return on their respective investments which differ from, and may be higher than, the rate of return of the Company’s shareholders who purchased ordinary shares at various other prices, including ordinary shares included in SCVX units that were sold at $10.00 per unit in our initial public offering, and which may be positive while shareholders holding shares in the post-business combination company experience a negative rate of return on their investment. Additionally, the Class B shares will expire worthless if an initial business combination is not consummated by July 28, 2022 (unless such date is extended pursuant to the Extension Proposal);

•   the fact that our Sponsor, directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any ordinary shares (other than public shares) held by them if the Company fails to complete an initial business combination by July 28, 2022 (unless such date is extended pursuant to the Extension Proposal);

•   the fact that our Sponsor paid $6,600,000 for 6,600,000 private placement warrants, and the fact that the private placement warrants will expire worthless if a business combination is not consummated by July 28, 2022 (unless such date is extended pursuant to the Extension Proposal); and

•   the fact that our Sponsor, directors and officers will lose their entire investment in SCVX and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by July 28, 2022 (unless such date is extended pursuant to the Extension Proposal).

See the section entitled “The Extension Proposal — Interests of our Sponsor, Directors and Officers.”

Q. Who is the Company’s Sponsor?

A.    The Company’s sponsor is SCVX USA LLC, a Delaware limited liability company. The Sponsor currently owns 4,657,500 Class B ordinary shares of the Company. Strategic Cyber Ventures, LLC is the managing member of our Sponsor, and owns approximately 79% of the ownership interests of the Sponsor, with the remaining ownership interests held by certain of our directors and officers. Substantially all of the voting interests of Strategic Cyber Ventures, LLC are held by Hudson Bay Master Fund Ltd., which is managed by Hudson Bay Capital Management LP. Hudson Bay Capital Management LP is managed by Hudson Bay Capital GP LLC of which Sander Gerber is the managing member. Our Sponsor is not controlled by, and does not have substantial ties with any foreign persons, as that term is defined by the Committee on Foreign Investment in the United States (“CFIUS”) regulations at 31 CFR § 800.224. The Company does not believe that any of the above facts or relationships would subject the proposed business combination to regulatory review, including review by CFIUS.

However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

Q. Do I have appraisal rights if I object to the Extension Proposal?	A. Our shareholders do not have appraisal rights in connection with the Extension Proposal under Cayman Islands law.
Q. What do I need to do now?

A.    We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How do I vote?

A.    If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my ordinary shares?

A.    Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on July 25, 2022 (two business days before the Extraordinary General Meeting).

Q. What should I do if I receive more than one set of voting materials?

A.    You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?

A.    We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of approximately $15,000. We will also reimburse Morrow for reasonable out of pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.    If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals can call toll-free at: (800) 662-5200
Banks and brokers can call collect at: (203) 658-9400
E-mail: SCVX.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
E-mail: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s amended Annual Report on Form 10-K filed with the SEC on April 28, 2022 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

BACKGROUND

We are a blank check company incorporated on November 15, 2019 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On January 28, 2020, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to as the “public shares,” and one-half of one warrant. Simultaneously with the closing of the IPO, we completed the private sale of 6,600,000 warrants (the “private placement warrants”) at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $6,600,000. The private placement warrants are substantially identical to the warrants sold as part of the units in the IPO, except that our Sponsor has agreed not to transfer, assign or sell any of the private placement warrants (except to certain permitted transferees) until 30 days after the completion of our initial business combination. The private placement warrants are also not redeemable by us so long as they are held by our Sponsor or its permitted transferees, and they may be exercised by our Sponsor and its permitted transferees on a cashless basis.

Following the closing of the IPO, a total of $230,000,000 from the net proceeds of the sale of the units in the IPO and certain of the proceeds of the sale of the private placement warrants was placed in a Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations. On January 25, 2022 our shareholders approved the First Extension Resolution, pursuant to which the time we had to complete a business combination was extended from January 28, 2022 to July 28, 2022. In connection with passing the First Extension Resolution, the holders of our Class A Ordinary Shares were permitted to redeem their shares. In total, approximately 84% of our Class A Ordinary Shareholders elected to redeem, resulting in us paying $192,552,554 from the Trust Account. At June 30, 2022, funds in the Trust Account totaled $38,037,700.26 and were held in money market funds.

As previously disclosed, on March 4, 2022, SCVX received notice from the New York Stock Exchange (“NYSE”) that it would be delisted following market close on, March 8, 2022, in accordance with NYSE’s continued listing standard under Rule 802.01 of NYSE’s Listed Company Manual, which requires acquisition companies to have an average aggregate global market capitalization of at least $50,000,000 and an average aggregate global market capitalization of $40,000,000 attributable to publicly-held shares, in each case over 30 consecutive trading days. SCVX had previously announced, on March 1, 2022, that it would voluntarily delist from NYSE and transfer its listing to NYSE American, and the Company was approved for listing on NYSE American on March 3, 2022. However, on March 4, 2022, NYSE American informed the Company that, upon further review of its application, the Company did not meet certain initial listing requirements of NYSE American.

On July 13, 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of a business combination and liquidation of the Company.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal — Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 9,542,013 ordinary shares outstanding, of which 3,792,013 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors that hold 5,750,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal and the Adjournment Proposal.

Our principal executive offices are located at 1220 L St NW, Suite 100-397, Washington, DC 20005 and our telephone number is (202) 681-8461.

PROPOSAL 1 — THE EXTENSION PROPOSAL

The Extension Proposal

We are proposing to extend the date by which we have to consummate a business combination to the Extended Date.

If the Extension Proposal is not approved and we do not consummate a business combination by July 28, 2022, as contemplated by our IPO prospectus and in accordance with our Articles and the First Extension Resolution, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles and the First Extension Resolution provide that we have until July 28, 2022 to complete a business combination. We have identified a Target for an initial business combination. While we believe the Target is a compelling opportunity for our initial business combination and we are currently in advanced negotiations for an initial business combination involving the Target, our Board currently believes that there will not be sufficient time to complete a business combination by July 28, 2022. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders can have the chance to participate in an investment opportunity. This Extension Proposal is being sought in connection with a proposed business combination regarding which we are currently in discussion.

The Company’s Previous Efforts at Completing an Initial Business Combination

Following the completion of its initial public offering, on January 28, 2020, SCVX, along with representatives of SCVX’s financial advisor, Credit Suisse Securities (USA) LLC (“Credit Suisse”), initiated contact, or were contacted by, numerous individuals and entities or their financial advisors with respect to numerous business combination opportunities in the cybersecurity and enterprise software industries. SCVX considered businesses that it believed had attractive long-term growth potential, were well-positioned within their industry and were led by an experienced management team with a proven track record and complementary capabilities. Additional criteria that SCVX considered for potential target companies are described in its prospectus related to its initial public offering. As part of this process, SCVX identified and evaluated more than 200 potential acquisition targets and conducted initial diligence in connection with 12 of such potential acquisition targets. SCVX submitted non-binding letters of intent to seven potential acquisition targets following evaluation of, and discussions with, each such potential acquisition target. SCVX did not pursue a potential transaction with the other potential acquisition targets for a variety of factors, including the ability to reach a valuation that was acceptable to both sides and mutual decisions to pursue potential alternative transactions.

As previously disclosed, on September 25, 2020, SCVX signed a non-binding letter of intent with a company operating in the cybersecurity risk assessment space (“Company A”). From that time through November 2020, representatives of SCVX engaged with members of the management of Company A relating to a potential business combination with SCVX, reviewed Company A’s financials, revenue projections and business plan, and discussed various business diligence topics with Company A’s management. Counsel to SCVX (“SCVX Counsel”), were provided with access to the virtual data room of Company A and began conducting legal due diligence review and negotiating a draft merger agreement and related agreements with counsel to Company A. On October 26, 2020, Credit Suisse commenced wall crossing potential PIPE investors, and over the next several weeks, representatives from SCVX, Company A and Credit Suisse met with potential investors. The PIPE was not able to be raised as a result of the market environment at that time. There were some efforts between SCVX and Company A to renegotiate deal valuation, but ultimately, on November 17, 2020, a mutual determination was made by SCVX and Company A to end discussions regarding a potential business combination.

As previously disclosed, on March 3, 2021 SCVX and Bright Machines, Inc. (“Bright Machines”) executed a letter of intent with respect to a possible initial business combination (the “BM letter of intent”). The BM letter of intent set forth proposed terms for an initial business combination and also included a 30-day mutual exclusivity period. Throughout March, April and May of 2021, the parties negotiated various terms of the potential business combination and definitive documents with respect thereto, including various extensions to the mutual exclusivity period. On April 2, 2021, SCVX and Bright Machines extended the exclusivity period in the BM letter of intent for an additional two weeks. On April 16, 2021, SCVX and Bright Machines extended the exclusivity period in the BM letter of intent for an additional week. On May 15, 2021, the parties executed a merger agreement (the “Bright Machines Merger Agreement”) and related ancillary agreements, and PIPE investors delivered executed subscription agreements for an aggregate amount of gross proceeds of $205 million from the sale of 20,500,000 shares of common stock of the post-closing company, including $75 million from XN Exponent Master Fund LP and $50 million from Hudson Bay Master Fund Ltd. (“Hudson Bay”). Bright Machines and SCVX issued a joint press release announcing the business combination before the opening of trading on May 17, 2021.

As previously disclosed, on December 11, 2021, SCVX and Bright Machines entered into a Mutual Termination of Merger Agreement (the “Termination Agreement”) pursuant to which the parties agreed to mutually terminate the Bright Machines Merger Agreement, effective as of such date. The parties determined to enter into the Termination Agreement in light of the low likelihood that the transaction could be completed prior to the January 15, 2022 “outside date” set forth in the Bright Machines Merger Agreement and then-current market conditions.

As previously disclosed, on January 25, 2022, our shareholders approved the First Extension Resolution, pursuant to which the time we had to complete a business combination was extended from January 28, 2022 to July 28, 2022. In connection with passing the First Extension Resolution, the holders of our Class A Ordinary Shares were permitted to redeem their shares. In total, approximately 84% of our Class A Ordinary Shareholders elected to redeem, resulting in us paying $192,552,554 from the Trust Account.

As previously disclosed, on March 4, 2022, SCVX received notice from NYSE that it would be delisted following market close on, March 8, 2022, in accordance with NYSE’s continued listing standard under Rule 802.01 of NYSE’s Listed Company Manual, which requires acquisition companies to have an average aggregate global market capitalization of at least $50,000,000 and an average aggregate global market capitalization of $40,000,000 attributable to publicly-held shares, in each case over 30 consecutive trading days. SCVX had previously announced, on March 1, 2022, that it would voluntarily delist from NYSE and transfer its listing to NYSE American, and the Company was approved for listing on NYSE American on March 3, 2022. However, on March 4, 2022, NYSE American informed the Company that, upon further review of its application, the Company did not meet certain initial listing requirements of NYSE American.

As previously disclosed, on January 20, 2022, SCVX entered into a non-binding letter of intent for a business combination with a target company in the Environmental, Social, and Governance (ESG) space (“Target Number 3”). On March 31, 2022, SCVX announced that the letter of intent with Target Number 3 had been terminated.

The Company’s Current Efforts at Completing an Initial Business Combination

In April 2022, SCVX entered into a Non-Disclosure Agreement for the consideration of a possible strategic transaction with a target company in the metal machining and processing industry (“Company B”). In June 2022, SCVX began formal negotiations with respect to a possible business combination with Company B (the “Company B Transaction”) and on June 12, 2022, SCVX and Company B agreed to initial terms of the Company B Transaction. Since then, SCVX Counsel and Company B have exchanged numerous drafts of definitive documents and have extensively negotiated the transaction documents and the terms thereof.

On June 13, SCVX, SCVX Counsel, Company B and counsel to Company B (“Company B Counsel”) held a meeting by videoconference to discuss the legal documentation with respect to the Company B Transaction. Also on June 13, 2022, Company B Counsel sent SCVX Counsel the initial drafts of the Business Combination Agreement (the “BCA”) and other definitive transaction documents.

On June 17, 2022, Company B Counsel sent SCVX Counsel a revised draft of the BCA. Also on June 17, 2022, SCVX Counsel and Company B Counsel held a meeting to discuss the Company B Transaction.

On June 20, 2022, SCVX, SCVX Counsel, Company B and Company B Counsel held a meeting by videoconference to discuss the status of the Company B Transaction.

On June 23, 2022 and June 24, 2022 SCVX Counsel, Company B and Company B Counsel held meetings to discuss legal due diligence.

On June 24, 2022, SCVX Counsel sent Company B Counsel a revised draft of the BCA. Also on June 24, 2022, SCVX Counsel and Company B Counsel held a meeting to discuss the Company B Transaction.

On June 29, 2022, SCVX, SCVX Counsel, Company B and Company B Counsel held a meeting by videoconference to discuss the status of the Company B Transaction.

On June 30, 2022, Company B Counsel sent SCVX Counsel a revised draft of the BCA.

On July 1, 2022, SCVX, SCVX Counsel, Company B and Company B Counsel held a meeting by videoconference to discuss the status of the Company B Transaction.

On July 5, 2022, SCVX Counsel sent Company B Counsel a revised draft of the BCA. Also on July 5, 2022, SCVX, SCVX Counsel, Company B and Company B Counsel held a meeting by videoconference to discuss the status of the Company B Transaction.

On July 7, 2022, Company B Counsel sent SCVX Counsel a revised draft of the BCA. Also on July 7, 2022, SCVX, SCVX Counsel, Company B and Company B Counsel held a meeting by videoconference to discuss the status of the Company B Transaction.

On July 11, 2022, SCVX Counsel and Company B Counsel held a meeting to discuss the BCA and other transaction documents. Also on July 11, 2022, SCVX, SCVX Counsel, Company B and Company B Counsel held a meeting by videoconference to discuss the status of the Company B Transaction.

Given SCVX’s advanced negotiations with Company B, SCVX hopes to be in a position to announce a definitive transaction with Company B prior to the Extraordinary General Meeting. However, no assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and equityholder approval of both companies, regulatory approvals, and other customary conditions. If SCVX is unable to enter into definitive transaction documents with Company B, SCVX may find it difficult to identify another target company with which to consummate an initial business combination given that SCVX maintains approximately $38,000,000 in its trust account (exclusive of any redemptions that may occur at the Extraordinary General Meeting) and that SCVX is not presently listed on any national securities exchange and may not be able to list its securities on any national securities exchange following the consummation of its initial business combination.

The Board’s Reasons for the Extension Proposal

Our Articles and the First Extension Resolution provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before July 28, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles and the First Extension Resolution was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles and the First Extension Resolution.

Our Board believes current circumstances and negotiation warrants providing those who believe they might execute a potential business combination to be an attractive investment with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so. Our Board has further determined that an extension period of nine months is appropriate in order to provide for sufficient time to consummate the contemplated acquisition, as our Board believes that it could take more than six months between the signing and closing of a business combination given current timelines of other business combinations and taking into account the potential length of the preparation and SEC review of the proxy statement/registration statement to be filed in connection therewith. This Extension Proposal is being sought in connection with a proposed business combination regarding which we are currently in discussion. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If the Extension Proposal is not Approved

Our board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by July 28, 2022, as contemplated by our IPO prospectus and in accordance with our Articles and the First Extension Resolution, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Proposal is Approved

Upon approval of the Extension Proposal the Extension will be implemented. We will remain a reporting company under the Exchange Act, and our units.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $38,037,700.26 that was in the Trust Account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Full Text of Resolution

“RESOLVED, as a special resolution, that the extension of the date by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on January 28, 2020; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Company’s board of directors, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from July 28, 2022 to April 28, 2023 be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The Extension Proposal must be approved as a special resolution under the Cayman Islands Companies Act and the Articles, being the affirmative vote of the holders of a two-thirds majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

As herein, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such proposal.

After careful consideration of all relevant factors, our Board determined that the Extension Proposal is in the best interests of the Company and its shareholders.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Proposal.

PROPOSAL 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. In no event will our Board adjourn the Extraordinary General Meeting beyond July 28, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the Extraordinary General Meeting be adjourned in accordance with the amended and restated memorandum and articles of association of the Company to a later date as directed by the chairman of the Extraordinary General Meeting to permit the further solicitation of proxies by the Company.”

Vote Required for approval

The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.    The Extraordinary General Meeting of our shareholders will be held at 9:00 a.m. Eastern Time on July 27, 2022 at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019 (only to the extent consistent with, or permitted by, applicable law and directives of public health authorities). In the interest of public health, and due to the impact of the coronavirus, we are also planning for the meeting to be held virtually over the Internet, but the physical location of the meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on June 29, 2022, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required.    The approval of the Extension Proposal requires a special resolution, being the affirmative vote of the holders of at least a two-thirds majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting, and the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 9,542,013 ordinary shares outstanding, of which 3,792,013 were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors that hold 5,750,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal and the Adjournment Proposal.

If you do not want the Extension Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals can call toll-free at: (800) 662-5200
Banks and brokers can call collect at: (203) 658-9400
E-mail: SCVX.info@investor.morrowsodali.com

Required Vote

The approval of the Extension Proposal requires a special resolution, being the affirmative vote of the holders of at least a two-thirds majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting, and the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

If the Extension Proposal is not approved and we do not consummate a business combination by July 28, 2022, as contemplated by our IPO prospectus and in accordance with our Articles and the First Extension Resolution, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers will benefit from the proposals and the consummation of a business combination, and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a shareholder. These interests include, among other things:

•        If we do not consummate our initial business combination transaction by July 28, 2022 or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less taxes payable, and less up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In such event, the founder shares, all of which are owned by our Sponsor and directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•        In addition, simultaneously with the closing of our IPO, we consummated the sale of 6,600,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate our initial business combination by July 28, 2022, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless.

•        Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•        Following consummation of our initial business combination, our Sponsor, our officers and directors and their respective affiliates would be entitled to reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by our Sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement, and we may not otherwise be able to reimburse them.

•        Our Sponsor, directors and officers have agreed not to redeem any of their shares in connection with a shareholder vote to approve a business combination;

•        Our Sponsor paid an aggregate of $25,000 for 5,750,000 Class B ordinary shares, all of which are currently owned by the Sponsor, directors and officers. As a result, our Sponsor, directors and officers will have rates of return on their respective investments which differ from, and may be higher than, the rate of return of the Company’s shareholders who purchased ordinary shares at various other prices, including ordinary shares included in SCVX units that were sold at $10.00 per unit in our initial public offering, and which may be positive while shareholders holding shares in the post-business combination company experience a negative rate of return on their investment. Additionally, the Class B shares will expire worthless if an initial business combination is not consummated by July 28, 2022 (unless such date is extended pursuant to the Extension Proposal);

•        Our Sponsor, directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any ordinary shares (other than public shares) held by them if the Company fails to complete an initial business combination by July 28, 2022 (unless such date is extended pursuant to the Extension Proposal); and

•        In February 2022, our Sponsor made a loan of $500,000 to the Company, accruing interest at a rate of 0.59% per annum (the “Sponsor Promissory Note”), which is repayable on the earlier of (i) the closing of a business combination and (ii) July 28, 2022, which is the date by which the Company must either consummate a business combination or cease all operations except for the purpose of winding up. We intend to amend this note to extend the maturity prior to its expiration. Additionally, as discussed above, our Sponsor paid $6,600,000 for 6,600,000 private placement warrants and $25,000 for 5,750,000 Class B ordinary shares, of which it holds 4,657,500 today. The warrants are each exercisable for one ordinary share at $11.50 per share. If the Company does not consummate a business combination, the Class B ordinary shares and private placement warrants will expire worthless. The aggregate dollar amount that the Sponsor and its affiliates have at risk that depends on the completion of a business combination is $7,125,000 paid for the SCVX Class B ordinary shares, the private placement warrants and the Sponsor Promissory Note. Similarly, our directors and officers hold 1,092,500 Class B ordinary shares. Given that the Class B shares were paid for by the Sponsor, and that there is currently no public market for these shares, their current value cannot be quantified. However, upon the consummation of a business combination, the Class B shares would convert automatically on a one-for-one basis into shares of common stock in the surviving entity, subject to any contractual forfeiture of such shares. If the Company fails to consummate a business combination, the Class B shares will be worthless. Additionally, certain directors and officers have made capital contributions and loans to our Sponsor totaling $543,586, all of which is at risk and depends upon the completion of a business combination. As a result of Sponsor’s, directors’ and officer’s interest in the SCVX Class B ordinary shares and our Sponsor’s interest in the private placement warrants, our Sponsor and its affiliates, directors and officers have an incentive to approve the proposals and complete a business combination and may have a conflict of interest in seeking a transaction, including without limitation, in determining whether a particular business is an appropriate business with which to effect a business combination.

Redemption Rights

If the Extension Proposal is approved, and the Extension is implemented, each of our public shareholders may submit an election that such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 25, 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on July 25, 2022 (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of June 30, 2022, which was $38,037,700.26, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.03 at the time of the Extraordinary General Meeting. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in January 2020 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 30 months). On March 30, 2022, the SEC issued the SPAC Rule Proposals, which would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Because we have been searching for a target business with which to consummate a business combination since January 2020, we would fall outside the scope of the proposed safe harbor of the SPAC Rule Proposals.

The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the SPAC Rule Proposals. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of the U.S. federal income tax considerations generally applicable to Redeeming U.S. Holders (as defined below) in connection with an Election. This discussion is limited to certain U.S. federal income tax considerations to Redeeming U.S. Holders that hold our Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a Redeeming U.S. Holder in connection with an Election, including:

•        our Sponsor, founders, officers or directors;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies;

•        real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•        Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws. We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. If you are a partner of a partnership holding our securities, we urge you to consult your own tax advisor.

As used herein, a “Redeeming U.S. Holder” is a beneficial owner of our Class A ordinary shares that holds its Class A ordinary shares as a capital asset for U.S. federal income tax purposes and elects to have such Class A ordinary shares redeemed for cash pursuant to the exercise of redemption rights through an Election and is, for

U.S. federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a United States person.

THIS DISCUSSION IS ONLY A SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH REDEEMING U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale of Class A Ordinary Shares or Corporate Distribution

Subject to the passive foreign investment company (“PFIC”) rules discussed below, the U.S. federal income tax consequences of a redemption pursuant to an Election to a Redeeming U.S. Holder will depend, in part, on whether such redemption qualifies as a sale of the redeemed Class A ordinary shares under Section 302 of the Code. If the redemption by us qualifies as a sale of Class A ordinary shares, the Redeeming U.S. Holder will be treated as described under “— Sale of Class A Ordinary Shares” below. If the redemption by us does not qualify as a sale of Class A ordinary shares, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “— Corporate Distribution.” Whether a redemption by us qualifies for sale treatment will depend largely on the total number of our shares treated as held by the Redeeming U.S. Holder (including any shares constructively owned by the Redeeming U.S. Holder described in the following paragraph) relative to all of our shares outstanding both before and after such redemption. The redemption by us of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our shares actually owned by the Redeeming U.S. Holder, but also our shares that are constructively owned by it. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of our warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of Redeeming Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. Prior to our initial business combination, the Class A ordinary shares may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend with respect to a Redeeming U.S. Holder if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A Redeeming U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “— Corporate Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Sale of Class A Ordinary Shares

Subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss on such sale of our Class A ordinary shares. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Class A ordinary shares exceeds one year.

The amount of gain or loss recognized on such sale generally will be equal to the difference between (i) the sum of the amount of cash received in the sale and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Class A ordinary shares so sold. A Redeeming U.S. Holder’s adjusted tax basis in its Class A ordinary shares generally will equal the Redeeming U.S. Holder’s acquisition cost for its Class A ordinary shares reduced by any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.

Corporate Distribution

Subject to the PFIC rules discussed below, a Redeeming U.S. Holder generally will be required to include in gross income as dividends the amount of any such corporate distribution to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the Redeeming U.S. Holder’s basis in its Class A ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A ordinary shares (see “— Sale of Class A Ordinary Shares” above).

With respect to non-corporate Redeeming U.S. Holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “— Sale of Class A Ordinary Shares” above) only if our Class A ordinary shares are readily tradable on an established securities market in the United States and certain other requirements are met. Redeeming U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. For purposes of these rules, interest income earned by us would be considered to be passive income and cash held by us would be considered to be a passive asset.

Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of our financial statements, we believe that it is likely we were a PFIC for our initial taxable year ended December 31, 2019, our taxable year ended on December 31, 2020, and our taxable year ended December 31, 2021, and will likely be considered a PFIC for our current taxable year.

Accordingly, if a Redeeming U.S. Holder does not make in respect of our Class A ordinary shares (i) a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares or (ii) a timely “mark to market” election, in each case, as described below, such Redeeming U.S. Holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale of its Class A ordinary shares, which would include a redemption pursuant to an Election, if such redemption is treated as a sale under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution”; and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election to the extent such redemption is treated as a corporate distribution under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution.”

Under these special rules:

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Class A ordinary shares;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder with respect to the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The application of the PFIC rules is extremely complex. Shareholders considering participating in the redemption should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

QEF Election

A Redeeming U.S. Holder may avoid the PFIC rules described above in respect to our Class A ordinary shares by making a timely election (if eligible to do so) to treat us as a QEF. If we are treated as a QEF with respect to a Redeeming U.S. Holder, such Redeeming U.S. Holder must include in gross income on a current basis (in the taxable year of such Redeeming U.S. Holder in which or with which our taxable year ends) its pro rata share of our net capital gains (as long-term capital gain) and our ordinary earnings (as ordinary income), in each case, whether or not distributed. A Redeeming U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under these QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a Redeeming U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution”) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a corporate distribution under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution,” any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holder. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a “PFIC Annual Information Statement”, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a Redeeming U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Class A ordinary shares unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the Redeeming U.S. Holder will be deemed to have sold such Class A ordinary shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in such Class A ordinary shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a “PFIC Annual Information Statement” from us. Upon written request, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a “PFIC Annual Information Statement”, in order to enable the U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we will timely provide such required information.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of June 29, 2022 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

As of the record date, there were a total of 9,542,013 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)(2)	Amount of Class A Shares Beneficially Owned	Percent of Class A	Amount of Class B Shares Beneficially Owned	Percent of Class B	Percent of Ordinary Shares
SCVX USA LLC(3)	—	—	4,657,500	81.0%	48.8%
Michael Doniger	—	—	575,000	10.0%	6.0%
Hank Thomas	—	—	287,500	5.0%	3.0%
Chris Ahern	—	—	86,250	1.5%	*
Sounil Yu	—	—	28,750	*	*
Jeff Lunglhofer	—	—	28,750	*	*
Daniel Coats	—	—	57,500	1.0%	*
Vivian Schneck-Last	—	—	28,750	*	*
All directors and officers as a group (8 individuals)	—	—	5,750,000	100%	60.3%
Hudson Bay Capital Management LP(4)	2,371,149	62.5%	—	—	24.8%
Fir Tree Capital Management LP(5)	328,320	8.7%	—	—	3.4%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our shareholders is 1220 L St NW, Suite 100-397, Washington, DC 20005.

(2)      The ownership information in the table below is based on the Company’s reasonable belief regarding such ownership following the redemption of 19,207,987 Class A ordinary shares (or approximately 84% of the Class A ordinary shares) at the Company’s extraordinary general meeting held on January 25, 2022. The Company does not believe such redemptions were reflected in the statements filed with the SEC pursuant to section 13(g) of the Exchange Act.

(3)      Strategic Cyber Ventures, LLC is the managing member of our sponsor. Substantially all of the voting interests of Strategic Cyber Ventures, LLC are held by Hudson Bay Master Fund Ltd., which is managed by Hudson Bay Capital Management LP. Hudson Bay Capital Management LP is managed by Hudson Bay Capital GP LLC of which Sander Gerber is the managing member. Notwithstanding its ownership structure, Strategic Cyber Ventures, LLC is entirely managed by a board of directors, a majority of whom cannot be members, officers, directors or employees of any members holding in excess of 25% of the aggregate percentage interests in Strategic Cyber Ventures, LLC, which currently includes Hudson Bay Master Fund Ltd., as set forth in the books and records of Strategic Cyber Ventures, LLC. As a result of the foregoing, each of Strategic Cyber Ventures, LLC, Hudson Bay Master Fund Ltd., Hudson Bay Capital Management LP, Hudson Bay Capital GP LLC and Sander Gerber may be deemed to beneficially own the shares held by our sponsor.

(4)      According to the amended Schedule 13D/A filed on January 27, 2022, Hudson Bay Capital Management LP (the “Investment Manager”), which serves as the investment manager to Hudson Bay Master Fund Ltd. (the “HB Fund”) in whose names the reported securities are held, may be deemed to be the beneficial owner of the Class A ordinary shares held by the HB Fund. Mr. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities. The business address for each of these shareholders is 777 Third Avenue, 30th Floor, New York, NY 10017.

(5)      The address of Fir Tree Capital Management LP is 55 West 46th Street, 29th Floor, New York, NY 10036.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

We anticipate that the 2022 annual general meeting will be held no later than December 31, 2022. Any shareholder seeking to bring a proposal before the annual general meeting or to nominate a candidate for election to the Board must submit such proposal or nomination in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Articles. Such proposals must have been received by us at our offices at 1220 L St NW, Suite 100-397, Washington, DC 20005 a reasonable time before we begin to print and send our proxy materials for our 2022 annual general meeting, which deadline will be disclosed prior to such in one of our SEC filings.

If the Extension Proposal is not approved, there will be no annual general meeting in 2022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1220 L St NW, Suite 100-397, Washington, DC 20005, to inform us of the shareholder’s request; or

•        if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website at https://www.scvx.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone numbers:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals can call toll-free at: (800) 662-5200
Banks and brokers can call collect at: (203) 658-9400
E-mail: SCVX.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at SCVX Corp., 1220 L St NW, Suite 100-397, Washington, DC 20005.

If you are a shareholder of the Company and would like to request documents, please do so by July 18, 2022, in order to receive them before the Extraordinary General Meeting.    If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail SCVX CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 26, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/scvx/ext2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2 Please mark your votes like this Proposal 1 — Extension Proposal FOR AGAINST ABSTAIN Extend the date that the Company has to consummate a business combination from July 28, 2022 to April 28, 2023. Proposal 2 — Adjournment Proposal Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1. FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL NOT COUNT TOWARDS THE QUORUM REQUIREMENT FOR THE EXTRAORDINARY GENERAL MEETING AND YOUR ORDINARY SHARES WILL NOT BE VOTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date 2022. Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on July 27, 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at: https://www.cstproxy.com/scvx/ext2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY SCVX CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JULY 27, 2022 20527 SCVX CORP. Proxy Card REV2 Back The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated July [•], 2022, in connection with the Extraordinary General Meeting to be held at 9:00 a.m. Eastern Time on July 27, 2022 at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019 (only to the extent consistent with, or permitted by, applicable law and directives of public health authorities), for the sole purpose of considering and voting upon the following proposals, and hereby appoints Michael Doniger, Hank Thomas, Chris Ahern and the Chairman of the Extraordinary General Meeting, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of SCVX Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on July 27, 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at: https://www.cstproxy.com/scvx/ext2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY SCVX CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JULY 27, 2022 20527 SCVX CORP. Proxy Card REV2 Back The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated July [•], 2022, in connection with the Extraordinary General Meeting to be held at 9:00 a.m. Eastern Time on July 27, 2022 at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019 (only to the extent consistent with, or permitted by, applicable law and directives of public health authorities), for the sole purpose of considering and voting upon the following proposals, and hereby appoints Michael Doniger, Hank Thomas, Chris Ahern and the Chairman of the Extraordinary General Meeting, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of SCVX Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)